                                   FORM 8-KA

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) February 25, 1999

                            SECURITY FINANCIAL CORP.
                            ------------------------
                        (Name of Issuer in its charter)

            Delaware                                   34-1579662
---------------------------------        ---------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

  1 South Main St., Niles, OH                          44446-0228
---------------------------------        --------------------------------------
(Address of principal executive                        (Zip Code)
offices)

Issuer's telephone number, (330) 544-7400
                          -----------------------------------------------------

                                      N/A
-------------------------------------------------------------------------------
(Former name of former address, if changed since last report)

ITEM 4.       CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Registrant has dismissed S.R. Snodgrass, A.C. as its independent accountant.

At its Board of Directors meeting on February 25, 1999, the Board of Directors of the Registrant, upon the recommendation of its audit committee, engaged the accounting firm of Crowe Chizek and Company, LLP as independent accountants for Registrant's fiscal year 1999.

During the two most recent fiscal years ended December 31, 1998, and the interim period through May 25, 1999, there have been no disagreements with S.R. Snodgrass, A.C. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure or any reportable events.

S.R. Snodgrass, A.C.'s report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant has authorized S.R. Snodgrass, A.C. to respond fully to all inquiries of Crowe Chizek and Company, LLP, Registrant's successor independent auditor.

The Registrant has requested a letter from S.R. Snodgrass, A.C. addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this item 4 and, if not, stating the respect in which it does not agree. A copy of S.R. Snodgrass, A.C.'s response is attached hereto as an Exhibit to this Form 8-KA.

                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Security Financial Corp.



Dated: May 25, 1999                              /s/ Donald L. Stacy
       -----------------------                   ---------------------------
                                                 Donald L. Stacy,
                                                 Senior Vice President


Exhibit 16.1  Letter re Change in Certifying Accountant

                                 Exhibit Index
                                 -------------

Exhibit No.                 Description
-----------                 -----------
   16.1                     Letter Re Change in Certifying Accountant